UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2016, the Board of Directors of Apollo Commercial Real Estate Finance, Inc. (the “Company”) appointed Jai Agarwal, age 41, to the positions of Chief Financial Officer, Secretary and Treasurer of the Company effective June 1, 2016. In connection with Mr. Agarwal’s appointment, Megan B. Gaul and the Company agreed to change the effective date of Ms. Gaul’s resignation as the Company’s Chief Financial Officer, Treasurer and Secretary, which was previously reported to be June 15, 2016, to June 1, 2016.

Prior to joining the Company, Mr. Agarwal served as the Chief Financial Officer and Treasurer of CM Finance Inc. (NASDAQ: CMFN) from September 2014 until May 2016, and Chief Financial Officer of CM Investment Partners LLC from April 2014 until May 2016. Prior to CM Finance Inc. and CM Investment Partners LLC, Mr. Agarwal served as Senior Vice President – Real Estate Debt Strategies Group at The Blackstone Group L.P. (NYSE: BX) from December 2012 until February 2014. Prior to The Blackstone Group L.P., Mr. Agarwal held positions in finance and accounting at Capital Trust, Inc., an NYSE-listed commercial mortgage real estate investment trust, from October 2008 until December 2012. Mr. Agarwal earned a bachelor’s degree from the University of Mumbai and is a Certified Public Accountant.

There is no arrangement or understanding between Mr. Agarwal and any other persons pursuant to which Mr. Agarwal was appointed as the Company’s Chief Financial Officer, Treasurer and Secretary. There are no related person transactions involving Mr. Agarwal that are reportable under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Agarwal and any director or executive officer of the Registrant. Mr. Agarwal will enter into an indemnification agreement with the Company in substantially the same form that the Company has entered into with its directors and other executive officers.

A copy of the press release announcing the appointment of Mr. Agarwal is included as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is deemed “furnished” and not filed under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Apollo Commercial Real Estate Finance, Inc. dated May 23, 2016 (this exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Stuart A. Rothstein
Stuart A. Rothstein
President and Chief Executive Officer

Date: May 23, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Apollo Commercial Real Estate Finance, Inc. dated May 23, 2016 (this exhibit is furnished and not filed).